RENTAL AGREEMENT

Date:  Sept. 28  2001

I/We Neutron Enterprises, Inc.

of 406 - 525 Wheelhouse Sq. Vancouver BC V5Z 4L8

            address

hereinafter referred to as the Renter, hereby offer to rent from White Rock Office Services Ltd., the premises described below on the following terms and conditions:

1.    Office number   3   in Suite #201 - 15225 Thrift Avenue, White Rock, B.C. V4B 2K9.

2.    This agreement will cover the office space and the following furniture and services:                 2 desks, 2 blue chairs and

        filing cabinet

3.    Term of Rental from Oct. 1 2001,            to    indefinite

      Two calendar months written notice of vacating premises must be given.

      Date of occupancy    Oct. 1, 2001    with rent commencing on   Oct 1., 2001

4.    Rent:  $425.00 per month payable in advance on the first day of each month.  First and last months payable in advance on office space rentals.

      Rental renewal reviewed annually in July to adjust for true assessment of taxes, heat, light and maintenance.

5.    Deposit:  $879.95   paid herewith    Sept. 28, 2001

      Said deposit is refundable if this offer is not accepted.  Upon acceptance, said deposit will be retained and applied to rent.

6.    A Deposit of $ NIL   is necessary to cover the installation of the telephone by an Interconnect company.  Any outstanding balance will be transferred to your account with White Rock Office Services to be paid within 15 days.

7.    The renter is responsible for the care of the furniture supplied and is expected to take reasonable care of said furnishings.

      The renter is responsible for any additional furniture, equipment, records and personal property introduced to the office.

DATE OF ACCEPTANCE:            September 28, 2001                                            Nanuk Warman

                                                                                                                                        Name

                                                        N. Diane Primie                                                     /s/ Nanuk Warman

                                                        Witness                                                                Signature

                                                         White Rock Office Services (1992) Ltd.        President

                                                        For:                                                                        Title